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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2003



                         Callisto Pharmaceuticals, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


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             Delaware                                  333-63474                          65-110840
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
(State or other jurisdiction                         (Commission                        IRS Employer
of incorporation or organization)                    File Number)                       Identification No.)
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                         420 Lexington Avenue, Suite 601
                            New York, New York 10170
                            ------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (212) 672-9190
                                                    --------------



                                Webtronics, Inc.
          (Former name or former address, if changed since last report)


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Item 5   Other Events

         On March 10, 2003, as amended on April 4, 2003, we entered into a merger agreement with Callisto Research Labs, LLC (formerly known as Callisto Pharmaceuticals, Inc.), or Callisto Research and Synergy Pharmaceuticals, Inc., or Synergy, an unaffiliated company under which Callisto Research and Synergy agreed to merge in a stock for stock transaction and each become our subsidiaries. On April 30, 2003 the merger closed and we filed a Form 8-K Report dated April 30, 2003 containing detailed information concerning the merger.

         On May 20, 2003 we changed our name from Webtronics, Inc. to Callisto Pharmaceuticals, Inc. and re-domesticated from Florida to Delaware by merging into a wholly-owned subsidiary.

         Our symbol on the over-the-counter Bulletin Board changed to CLSP effective May 21, 2003.

         We announced these changes in a press release dated May 28, 2003, which is filed as an exhibit to this report.

         We operate as a biopharmaceutical company focused on the development of drugs to treat multiple myeloma, other cancers and osteolytic bone disease. Our lead drug candidate, Atiprimod, is a small-molecule, orally available drug with antiproliferative and antiangiogenic activity. Atiprimod successfully completed Phase I clinical trials in rheumatoid arthritis patients and we plan to enter Atiprimod in a safety and proof-of-principle clinical trial in multiple myeloma patients. The drug is also being explored as an agent to treat osteolytic bone disease. In addition, we have programs focused on the development of an analog of the human intestinal hormone, uroguanylin, to treat colon cancer, and drugs to protect against staphylococcal and streptococcal bioweapons, as a protection against the devastating effects of toxic shock syndrome.

Item 7   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Financial Statements

                None

         (b)    Pro Forma Financial Statements of Callisto Pharmaceuticals, Inc.

                None

         (c)    Exhibits

Exhibit No.      Description
-----------      -----------

2.1              Agreement and Plan of Merger dated March 10, 2003*
2.2              Amendment to Agreement and Plan of Merger dated April 4, 2003**
4.1              Form of Callisto Stock Certificate
99.1             Certificate of Incorporation of Callisto Pharmaceuticals, Inc.
99.2             By-laws of Callisto Pharmaceuticals, Inc.
99.3             Certificate of Merger - Delaware
99.4             Articles of Merger - Florida
99.5             Press Release dated May 28, 2003.

*Incorporated by reference to Exhibit 2.1 of Form 8-K filed March 19, 2003. **Incorporated by reference to Exhibit 2.2 of Form 8-K filed May 15, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:   May 28, 2003


                                        CALLISTO PHARMACEUTICALS, INC.

                                              /s/ Christoph Bruening

                                        By: ____________________________________
                                              Christoph Bruening
                                              President